UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2006

United Security Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

131 West Front Street

Post Office Box 249

Thomasville, Alabama 36784

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (334) 636-5424

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 22, 2006, the board of directors of United Security Bancshares, Inc. ("Bancshares") voted to amend the bylaws of Bancshares. The bylaws were amended to delete the provision that a director does not have to be a shareholder of Bancshares or a resident of the State of Delaware or the State of Alabama. The amendment to the bylaws became effective on June 22, 2006. A copy of the amendment to the bylaws is attached hereto as Exhibit 3(ii) and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED SECURITY BANCSHARES, INC.
Dated:	June 28, 2006	By: /s/ Larry M. Sellers
Name: Larry M. Sellers
Title: Vice-President, Secretary, and Treasurer

Indext to Exhibits
Exhibit No.	Description
3(ii)	First Amendment to the Amended and Restated Bylaws of United Security Bancshares, Inc.